UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 2004


                             CHEETAH OIL & GAS LTD.
                   (Formerly Bio-American Capital Corporation)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                            ------------------------
                            (State of Incorporation)

                                    000-26907
                            ------------------------
                            (Commission File Number)

                                   93-1118938
                     ---------------------------------------
                     (I.R.S. Employer Identification Number)

                           498 Ellis Street, 2nd Floor
                   Penticton, British Columbia V2A 4M2 Canada
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                  (250)497-6072
              ----------------------------------------------------
              (Registrant's telephone Number, including area code)


                    INFORMATION TO BE INCLUDED IN THE REPORT


Section 1 - Registrant's Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement

Cheetah Oil & Gas Ltd. (the "Registrant") has entered into a binding agreement with Grey Creek Petroleum Inc. in which the Registrant has acquired a 97.5% farm-in interest in two new Petroleum Prospecting Licenses ("PPL") in Papua New Guinea being PPL #257 and PPL #258. The Registrant is now evaluating and exploring oil and gas prospects over approximately 8.3 million acres in its five 100% owned license areas in Papua New Guinea as well as the 3.9 million acres in these two new 97.5% farm-in licenses.

Payment in full for the 97.5% farm-in interest in PPL #257 and PPL #258 is 200,000 common shares of the Registrant. The 200,000 common shares of the Registrant are restricted under the provisions of Rule 144.

PPL #257 encompasses 1.72 million acres located off shore of the East Coast of Papua New Guinea near the Cape Vogel Basin and the Kumasi and Buna Anticlines. Examinations of historical data indicate the theoretical possibility of a potential hydrocarbon-bearing structure that could hold the equivalent of up to
1.4 billion barrels of oil.

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PPL #258 is located in the East Sepik  Province  of Papua New Guinea  covering a total of 2.2 million acres in the North Niugini Basin. This East Sepik Basin has been ranked as having the second-highest oil prospects of any nearby basins.

With these latest farm-in interest acquisitions, the Registrant has achieved a strategic position on many of the most highly sought-after prospective areas in Papua New Guinea. The Registrant's seven Petroleum Prospecting Licenses are located along the Northern Coast, close to prolific areas of Indonesia; along the North-Eastern Coast; and throughout the currently oil producing Central Highlands. In aggregate, tens of millions of dollars have been spent exploring and acquiring data throughout the properties the Registrant now holds or controls.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(a)      Financial Statements of Business(es) Acquired

         Not Applicable.

(b)      Pro Forma Financial Information

         Not Applicable.

(c)      Exhibits

         None



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHEETAH OIL & GAS LTD.
                                     (formerly Bio-American Capital Corporation)


                                     Per: /s/Garth Braun
                                          -----------------------------------
                                          Garth Braun, President and Director





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